                        PASSENGER AIRCRAFT CHARTER AGREEMENT


       This Passenger Aircraft Charter Agreement (the "Agreement") is made and entered into this 9th day of November, 1997 and effective the 1st day of February, 1998 (the "Effective Date"), by and between Hawaiian, Inc., a Hawaii corporation, whose principal place of business and mailing address is P.O. Box 30008, Honolulu, Hawaii, 96820 ("Hawaiian") and HAWAIIAN VACATIONS, INC., an Alaska corporation, whose principal place of business and post office address is 1010 West Northern Lights Boulevard, Anchorage, Alaska, 99503 ("Charterer"). Charterer and Hawaiian are sometimes referred to in this Agreement as the "Party" or collectively as the "Parties."

                               W I T N E S S E T H :

       WHEREAS, Hawaiian is engaged in the business of providing charter air transportation, and Charterer is in the business of organizing and extensively marketing and promoting travel arrangements for sale to the public;

       WHEREAS, Hawaiian and Charterer desire to set forth the charter fare levels, flight schedules and other procedures to be followed, whereby Charterer may purchase charter air transportation on Hawaiian,

       NOW, THEREFORE, in consideration of the premises and the mutual obligations hereinafter set forth, Hawaiian and Charterer agree as follows:

ARTICLE 1.  GENERAL

1.1 The Agreement constitutes the entire agreement and understanding of the Parties regarding the subject matter hereof, and, as of the commencement date, supersedes all prior agreements, whether written or oral, between the Parties concerning the subject matter hereof.

1.2 Subject to Hawaiian and Charterer receiving the necessary regulatory approvals, this Agreement shall be effective on the Effective Date and shall continue through April 30, 1999.

1.3. During the term of this Agreement, Hawaiian shall not enter into the Anchorage/Hawaii market on a scheduled basis other than flights scheduled for this Agreement, or extend charter services to any other operator other than Charterer. During the term of this Agreement, Charterer shall not operate any scheduled service or charter service in the Anchorage/Hawaii market other than with Hawaiian.

ARTICLE 2.  CHARTER AIR TRANSPORTATION, FLIGHT SCHEDULES AND FARE LEVELS

2.1 CHARTER FLIGHT(S). Subject to the terms and conditions of this Agreement, Hawaiian agrees to make available to Charterer, and Charterer agrees to charter from Hawaiian, aircraft of the type and configuration as set forth in Attachment(s) A, attached hereto, for the performance of the charter flight(s) described in Attachment A ("Charter Flights").

2.2 REGULATORY APPROVALS. It is agreed that both Parties' performance under this Agreement is subject to Hawaiian receiving from Charterer evidence satisfactory to Hawaiian that Charterer has complied with and obtained governmental regulatory approval necessary to conduct Charter Flights, including but not limited to Department of Transportation ("DOT") Forms 4533 "Statement of Charter Operator or Direct Air Carrier and Securer," 4532 "Statement of Charter Operator and Direct Air Carrier Flight Schedule" and 4534 "Statement of Charter Operator, Direct Air Carrier and Depository Bank," and has complied with Part 380 of the DOT.

2.3 During the course of the Agreement should another scheduled air carrier or charter operator approved by the DOT enter the Hawaii market on a nonstop basis from Alaska the

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PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 2


       Parties will jointly review the viability of a continuation of the contract. If it is agreed to continue, the contract price will be revised to represent ____ of the lowest "published" retail price point offered by the other air carrier. "Published" shall mean the appearance of the fare in at least two (2) CRS systems, or in advertising in the local media or in written communication to retail travel agents in the Hawaii/Alaska market. "Published" shall not constitute an announcement of intention to operate but must be proven to be available for purchase. If Hawaiian reduces the cost per seat the accompanying rules of the published fare shall apply to the reduced Charterer fare. If Hawaiian decides that continuation of the Agreement is not viable, the Agreement may be canceled with ninety
       (90) days written notice by Charterer to Hawaiian. In that case, Hawaiian will agree to amend the Agreement to match ____ of the competitive published rate forty-five (45) days prior to the commencement of operations by the other air carrier and for the balance of the ninety (90) days remaining from receipt of the written cancellation notice.

ARTICLE 3.  FINANCIAL ARRANGEMENTS

3.1 SECURITY DEPOSIT. Simultaneously with the execution of this Agreement, as security for the payment of any and all amounts due Hawaiian pursuant to this Agreement and not paid by Charterer within the periods specified, Charterer or its designee shall deliver to Hawaiian an appropriate instrument, as specified in Attachment A and in a form reasonably acceptable to Hawaiian, which shall remain valid until forty-five (45) days after the termination of this Agreement. Hawaiian shall promptly report to Charterer any draw made against such security. Charterer shall immediately amend such security to provide for additional security in the amount so reported to have been drawn or cause to be issued a new security in the amount so reported to have been drawn.

3.2 PAYMENTS. This Agreement is for a public charter under Part 380 of the Regulations of the DOT. Charterer, Hawaiian and Charterer's bank (the "Depository Bank") shall execute a depository agreement in form and substance satisfying the requirements of Part 380. Upon execution of the bank depository agreement by the Parties hereto, said agreement automatically becomes a part of this Agreement. Hawaiian shall be paid in accordance with the depository agreement. Such payments, made in accordance with Part 380, due to Hawaiian hereunder, will be made by Depository Bank on or before the due date in immediately available funds by electronic funds transferred to the Escrow Account as follows:

                         Bank of Hawaii
                         Main Branch
                         111 South King Street
                         Honolulu, Hawaii  96813
                         Attention:     Escrow Department
                         Federal Wire Routing No. ____________
                         ___________________
                         ___________________
                         Attention:     Escrow Department

       and credited to the escrow account of Hawaiian at Bank of Hawaii. Each deposit to the Escrow Account shall be accompanied by sufficient information to properly identify the payment in accordance with the requirements of Part 380 and Part 207. All monies shall remain in the escrow account until the rotation for which payment is made has been completed.

3.3 MANIFEST LIST. At least two (2) days prior to the departure of each flight, Charterer will fax to Hawaiian a manifest list of all passengers of the flight and their return flight. This manifest list will be provided to Hawaiian, Schedule Planning, through the use of the SABRE-Registered Trademark- system with airline capabilities provided by Hawaiian to Charterer or by any other means that is mutually agreed to by both Parties. No later than 7 p.m. (HST) on the day of departure of



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PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 3


       each flight, Charterer will use its best efforts to provide a revised manifest list of all passengers of the flight and their return flight to Hawaiian, Schedule Planning and Customer Services, by any means mutually agreed to by both Parties.

3.5 NON-PAYMENT. Hawaiian has no obligation to perform any Charter Flight unless the full payment amounts set forth in Attachment A and any other payment due in advance hereunder have been properly remitted to Hawaiian in full at least fifteen (15) days before departure. Such payments shall be paid on or before the due date(s) set forth herein, without notice, demand, counterclaim, set off or deduction whatsoever.

3.6 TRANSPORTATION TAXES. The charter price as set forth in Attachment A is exclusive of transportation tax, passenger facility charges (PFCs) and charter international terminal fees (CITs). Charterer is responsible for these taxes/fees and any additional airport assessments or passenger charges. To the extent that Hawaiian is required to remit any such payments directly, Charterer will pay such amounts directly to Hawaiian as set forth in Attachment A. Hawaiian also reserves the right to amend payment of transportation fees within the effective period of this contract.

3.7 LATE CHARGES ON PAST-DUE PAYMENTS. In the event Charterer or Hawaiian fails to make payment to the other Party when it becomes due pursuant to this Agreement, the defaulting Party shall pay the non-defaulting Party interest on the amount in default from its due date to the date of payment at the then current prime rate of interest plus ___________________ per annum announced in the Wall Street Journal, or at the highest rate applicable by law, whichever is less.

ARTICLE 4.  PERFORMANCE OF CHARTER FLIGHTS

4.1 AIRCRAFT AND REGULATIONS. Hawaiian shall provide the aircraft properly crewed, maintained and fueled as set forth in Attachment A. Charterer shall observe all operating rules and regulations of Hawaiian and shall comply with all reasonable instructions of Hawaiian employees and agents. It is understood that the aircraft and its crew will at all times during the course of the Charter Flight be under the exclusive command and control of Hawaiian and Hawaiian's Pilot-in-Command, whose orders will be strictly complied with by the Charterer and all passengers.

4.2 FLIGHT SCHEDULE. Hawaiian shall use its best efforts to carry the charter passengers and their baggage with reasonable dispatch. Departure times are subject to and may be altered by aircraft availability and routing, the availability of airport gate spaces, weather conditions and other operational factors.

       Each Party hereto agrees to use its best efforts in causing on-time departure of all Charter Flights in accordance with the schedules, which are set forth in the Attachment(s). In no event shall Hawaiian be liable to the Charterer or any other individual for the transportation of any passenger who is not at the specified check-in point at least one-half (1/2) hour prior to the scheduled departure, and such flight may depart as scheduled without such passenger(s), except that Charterer's airport agent at departure can request a delay to Hawaiian's airport agent in order to accommodate passengers who are not at check-in or on board at the specified time. It is further agreed that Hawaiian will check with Charterer's airport agent prior to committing the aircraft for departure to determine if Charterer chooses to exercise such option. Payment, if any, for such a requested delay shall be billed at the rate outline in section 4.12 of this Agreement.

4.3 SUBSTITUTE AIRCRAFT. Hawaiian may, at its option, substitute comparable aircraft (i.e. aircraft with at least 300 passengers seats and the capability to fly non-stop between Honolulu and Anchorage) of a type different from that specified in Attachment A without penalty to Hawaiian, provided that any such substitution shall not result in an increase in the charter



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PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 4


       price payable by the Charterer. Hawaiian may, to the extent permitted by applicable government regulations, subcontract the performance of any of its obligations under this Agreement, provided that it shall not thereby be relieved of its obligations to the Charterer, and provided that all passengers covered by the original contract with the Charterer will be protected by such substitution.

4.4 ALTERNATE ROUTING. If, for any reason, Hawaiian determines, in the exercise of its reasonable discretion, at any time, that the landing facilities at any point(s) on the itinerary of the charter are inadequate for safe operation or if landing is prohibited or restricted by law, Hawaiian may substitute in place thereof the nearest point at which, in Hawaiian's sole judgment, suitable landing facilities are available and landing can be made. In this event, the Parties shall share equally in the costs for the transportation and all additional costs of whatever nature, of the passengers to the original destination.

4.5 ALTERNATE LANDING. Hawaiian shall not be liable for loss, injury, damage or delay to or suffered by the Charterer or any passengers due to landing at an airport or at a destination other than as contracted, or due to a failure to stop at any contracted intermediate airport, or due to any flight interruption, delay or cancellation caused by riots, wars, civil commotions, strikes, labor disputes, weather conditions, acts of God, public enemies, quarantine, or due to the absence of any necessary government approvals, or due to any other cause (whether of the same or different nature) beyond Hawaiian's control. In the event any of the foregoing shall occur, Hawaiian shall have the right, without any liability, to cancel any portion of the charter contract affected by the above.

4.6 INFLIGHT SERVICE. Hawaiian has the right to sell liquor and headsets on all passenger Charter Flights. Hawaiian may charge the individual passenger for inflight entertainment, if such entertainment is available and if Attachment A hereof does not contain provisions to the contrary. Hawaiian shall have the right to offer "Duty Free" items for sale in flight. Nothing contained herein shall require Hawaiian to pay Charterer any of the proceeds derived from the inflight services set forth in this paragraph. Notwithstanding the above, Hawaiian shall provide complimentary headsets and up to two (2) complimentary alcoholic beverages to each of the 30 Charterer passengers in the first class section of the aircraft.

4.7 PASSENGERS' TRAVEL DOCUMENTS. Charterer and all passengers and all cargo consignors shall comply with all laws, regulations, orders, demands and travel requirements of all states and countries to be flown from, to or over and shall comply with all of Hawaiian's associated rules and instructions. Hawaiian shall not be liable for any aid or information given by any agent or employee of Hawaiian to any passenger or to Charterer in connection with obtaining necessary documents or complying with such laws, etc., whether given in writing or otherwise, or for the consequences to Charterer or any passengers resulting from failure to obtain such documents or to comply with such laws, etc. Charterer and all passengers shall present all exit, entry, health and other documents required by the laws, rules or regulations, of the states or countries concerned. Hawaiian reserves the right to refuse carriage to any passenger or to carry any cargo of Charterer on Charter Flights if, in Hawaiian's sole judgment, the required documents are not completed or there has not been compliance with applicable laws, regulations, orders, demands or travel requirements, then Hawaiian shall not be liable for loss or expense due to failure to comply with the requirements listed in this paragraph.

       Charterer agrees to pay for the transportation of all persons or baggage that, on government regulation or order, is required to be returned to the point of origin or elsewhere owing to inadmissibility into a state or country, whether of transit or destination. If Hawaiian is required to pay or deposit any fine or penalty or make any expenditure by reason of a failure to comply with the laws, rules or regulations of the states or countries concerned, Charterer shall reimburse Hawaiian for all amounts so paid or deposited and any expenditures so incurred.


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PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 5


4.8 INSPECTION. Passengers will be required to comply with the requirements of Customs, United States Department of Agriculture, Airport Security Personnel and any other governmental officials regarding the inspection of passenger baggage. Neither Hawaiian nor Charterer shall be liable to passengers for any loss or damage due to the passengers failure to comply with such requirements. Hawaiian shall not require Charterer to assist with Security Directive SD-96-05B relating to profile screening.

4.9 PASSENGER TICKETING. Charterer agrees that every passenger ticket and ticket envelope is issued pursuant and subject to this Agreement, and the provisions thereof are incorporated herein by reference. If Charterer issues a ticket in connection with a Charter Flight conducted under the terms of this Agreement, said ticket shall include the terms of this Agreement insofar as they are applicable. In the event of any inconsistency, the terms of this Agreement shall prevail.

4.10 UNUSED CAPACITY. If the Charterer does not use all of the chartered space, Hawaiian reserves the right to utilize the space with written consent from the Charterer. Charterer and Hawaiian shall make every effort to communicate with each other in a timely fashion regarding existence and utilization of unused space.

4.11 NO SHOW PASSENGERS. Hawaiian shall not be responsible or liable for the transportation of passengers who fail to report at the specified Hawaiian check-in point at the airport one half (1/2) hour prior to the scheduled departure time of the flight in the cases of domestic flights, or who are, through no fault of Hawaiian's, not aboard at time of departure. If one or more members of one group fails to so report or board, Hawaiian may depart as scheduled and shall in no way be responsible for or to such individual but shall be deemed to have completed its contractual obligation to Charterer. At each check-in point Charterer will provide an agent who has the authority to request a delay in order to accommodate any passengers. It is further agreed that Hawaiian will check with Charterer's airport agent prior to committing the aircraft for departure to determine if Charterer chooses to exercise such option. Hawaiian shall instruct its airport agents to refer passenger questions to Charterer's airport agent or for the arrival/departure in Honolulu Charterer's toll free number (800-770-2700). Honolulu is the only arrival/departure airport which Charterer's airport agents will not be available.

4.12 DEVIATIONS FROM SCHEDULE. Any deviations from the terms and conditions set out in this Agreement subsequently made at the request of the Charterer, or caused by actions of the Charterer, may involve an increase in the Charter Flight price. Charterer requested delays shall be billed at a rate determined by Hawaiian based on all costs Hawaiian incurs as a result of the delay.

4.13 PASSENGER AND BAGGAGE LIMITATIONS. Passengers and baggage will be carried within the space and weight limitations of the aircraft, said limitations to be established solely at the discretion of Hawaiian. Hawaiian will have no responsibility for any baggage, which exceeds the space and weight limitations of the aircraft, and such baggage will be at the disposition of, and at the expense of, the Charterer. Baggage limitations per passenger are: two (2) checked bags having maximum linear dimensions of 62 inches in total (length + width + height), with a maximum weight of 70 pounds each, or one (1) oversized bag or box, and additionally two (2) unchecked bag having maximum linear dimensions of 41 inches in total (length + width + height), which may be carried on board the aircraft, unless such limitations are reduced by governmental action, in which event the lower limits shall apply. Hawaiian reserves the right to charge each passenger for any baggage in excess of the maximum set forth herein, such excess baggage charges to be remitted to Charterer.

       All excess baggage will be accepted on a space available basis, and Hawaiian will not accept liability for any expenses, including delivery, resulting from the delayed delivery of such baggage.


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PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 6


       Hawaiian will provide a container which specifies the maximum size that a bag may be carried on board the aircraft at each departure point. It is agreed that all excess baggage will have a higher boarding priority than any freight sold by Hawaiian.

4.14 CHARTER CANCELLATION (OBLIGATION TO PASSENGERS). If Charterer elects, consistent with its obligations under Part 380 if the charter is a public charter operated under those rules, to cancel a Charter Flight, or group of flights, for whatsoever reason, or defaults on any provisions of this Agreement, thereby forcing Hawaiian to cancel a Charter Flight or group of flights, in addition to other provisions in this Agreement, it will be the Charterer's sole responsibility to provide return transportation for all passengers previously carried on Hawaiian, with no additional expense to Hawaiian. However, Hawaiian will put forth its best effort to help Charterer in these situations. If Hawaiian is required to return such passengers, Charterer will reimburse Hawaiian for such expenses, if such expenses have not already been paid.

4.15 DENIED BOARDING COMPENSATION. Hawaiian shall be primarily liable for denied boarding compensation based on an overbooking situation. Charterer shall reimburse Hawaiian its actual out-of-pocket costs of all such documented denied boarding compensation within ten (10) days of submission of such invoice.

       Hawaiian shall provide Charterer with rates out of its West Coast gateways for the purpose of accommodation of any denied boarding situations. Such rates are incorporated into this Agreement as Attachment B.

4.16 FLIGHT CANCELLATION OR DELAY. Hawaiian shall use its best efforts to accommodate passengers with flight delays on the Charter Flights as set forth on Exhibit C attached hereto. If, in Charterer's opinion, Hawaiian does not or not able to use its best efforts to accommodate passengers with flight delays on the Charter Flights as set forth on Exhibit C attached hereto, Charterer has express permission to provide such accommodation on another carrier or on Hawaiian's scheduled service flights, and Hawaiian shall reimburse Charterer its actual out-of-pocket costs of all such documented flight delay accommodations within ten (10) days of submission of such invoice.

4.17 HAWAIIAN'S EMPLOYEES. Charterer reserves the right to accept or reject any of Hawaiian's employees providing services under this Agreement for any regulatory-based reason in Charterer's sole discretion.

ARTICLE 5.  FUEL

5.1 FUEL SURCHARGE. Charterer agrees to pay Hawaiian, over and above all other charges as set forth in this charter contract, a fuel surcharge in accordance with the provisions set forth below. Hawaiian shall notify Charterer fifteen (15) days in advance of the departure date set forth in this contract of the amount of fuel surcharge calculated by increasing the charter price by _______________ per mile for each _______________ per gallon increase in the average price of fuel over the into plane fuel base price, which shall be based on the average into plane fuel costs per gallon for the period February 1, 1998 through February 28, 1998. Hawaiian shall provide Charterer with appropriate documentation of the actual into plane fuel costs per gallon for the period February 1, 1998 through February 28, 1998. If the cumulative surcharge increases the charter price net of any fuel discounts as defined herein in excess of _______________ during the term of this Agreement, Charterer shall have the right, within seven
       (7) days after receipt of the notice of fuel surcharge, to cancel Charter Flights, but only those Charter Flights scheduled to depart later than fourteen (14) days from Hawaiian's receipt of Charterer's notice to cancel the Charter Flights. In the event of cancellation by the Charterer hereunder, all monies paid for flights thereby canceled shall be promptly refunded by Hawaiian. In the event the

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PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 7

       Charterer does not cancel the Agreement hereunder, the Agreement shall remain in full force and effect, and the fuel surcharge shall be added to the contract price and become due and payable on the installment dates set forth herein. Hawaiian further agrees that it will apply no additional fuel surcharge after the aforementioned notice prior to the date of departure.

5.2 FUEL DISCOUNT. For each _______________ per gallon decrease in the average price of fuel over the fuel base price, Hawaiian shall provide Charterer with a fuel discount equal to _______________ per mile. Any fuel discount shall apply to all flights commencing with those flights departing fifteen (15) days after Hawaiian provides Charterer with a notice of change in the Fuel Index. Hawaiian shall calculate the Fuel Index no less than once per month and provide Charterer written notice of the then current Fuel Index and indicate whether the Fuel Index has increased, decreased or remained constant since the last notice. Such fuel credit will be due and payable on the installment dates set forth herein.

5.3 FUEL AVAILABILITY. Hawaiian may cancel, without liability, any Charter Flight under contract before the outbound flight is scheduled to operate if sufficient fuel is not available from its suppliers, provided that such determination is made by Hawaiian in the exercise of good faith business judgment. In such case, Hawaiian shall promptly arrange for a refund to Charterer, or to Charterer's Depository Bank if a Bank Depository Agreement is in effect, of all charter payments already made applicable to such canceled flight made by Charterer or its Depository Bank to Hawaiian but shall not otherwise be liable to the Charterer or any charter participants for any damage, loss, cost, or expenses arising out of, or in connection with such cancellation, and Charterer agrees to indemnify and hold Hawaiian harmless from any claims, demands or suits brought by any charter participants, including any legal fees and expenses incurred in the defense of such claims, demands or suits, arising out of or in connection with such cancellation. The rights of cancellation reserved to Hawaiian under this Article 5 shall be in addition to, and not in place of or in derogation of, any and all other rights which Hawaiian may otherwise have, at law or equity or under the force majeure or any other article of this Agreement.


ARTICLE 6.  POSITIONING AND DEPOSITIONING (FERRY) CHARGES

Any estimated positioning/depositioning ("ferry") charges shown in Attachment A have been calculated on the basis of aircraft positioning requirements related to the departure city of the origin and/or return flight(s), and will be the stipulated charge for ferry mileage. Refunds will not be paid to the Charterer for estimated ferry mileage not in fact flown, and the Charterer will not be charged any additional sums for ferry mileage flown in excess of the estimate on which the stipulated charge was based, unless such mileage is flown for the convenience of, at the express direction of, and/or due to cancellation of a flight(s) by the Charterer.

ARTICLE 7.  SPECIAL SERVICES AND CHARGES

In the event Charterer requests, in writing, Hawaiian's assistance in securing ground transportation for passengers or baggage, hotel reservations or other services, Hawaiian shall make supplier recommendations and suggestions but Charterer shall perform its own negotiations and bear the cost of such services and all risks of injury, damage or loss arising out of such services.

ARTICLE 8.  CHARTER ELIGIBILITY

8.1 CHARTERER'S COMPLIANCE WITH DOT REGULATIONS. Charterer and its agents, and all passengers shall be deemed to have notice of and shall comply in all respects with Parts 207 and 208 of the Economic Regulations or Part 380 of the Special Regulations of the DOT and all other applicable laws, rules, or regulations (the "Regulations"). Hawaiian shall have the right without penalty, return of deposits, or payments and damages, to cancel a Charter Flight or refuse to board any of the passengers should Hawaiian reasonably determine that the

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PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 8

       Charterer, its agents or any passengers have failed to comply with any of the Regulations. In the case of a pro rata charter under Part 208.200, Charterer hereby acknowledges receipt of a copy of Part 208. A copy of Part 207 and Part 380 has been provided to Charterer.

8.2 CHARTERER FURNISHED DOCUMENTS. The Charterer and its agents shall furnish Hawaiian in a timely manner with all documents required by the Regulations, including, but not limited to, Statements of Supporting Information, load manifests, passenger lists, certifications and such other supporting documentation as may be necessary for Hawaiian to obtain traffic rights for the Charter Flight(s) in any state or country, provided that Statements of Supporting Information shall be furnished to Hawaiian prior to the date of the first such Charter Flight herein. Charterer acknowledges that once approved its prospectus with the DOT will expire one year from the date of approval and that it must file a new prospectus with the DOT prior to that expiration.

8.3 CHARTERER BREACHES OR REGULATIONS. Charterer agrees to give, at its own expense, such notice to the passengers and/or consignees as Hawaiian shall request in the event the Charterer or any charter participant breaches any of the Regulations and thereby causes or threatens to cause delay or cancellation of a Charter Flight or cancellation of any of the charter participants thereon. Hawaiian shall incur no liability of any nature to Charterer, its agents, any travel company or any charter participants as a result of giving such notice, or refraining therefrom, whether or not such breach shall, in fact, cause or result in the delay or cancellation of a Charter Flight. Charterer agrees to indemnify Hawaiian and hold Hawaiian harmless from any claims, demands or suits brought by Charterer's agents, any travel company or any charter participants, defending such claims, demands or suits, arising out of Charterer's giving the notice requested by Hawaiian, or refraining therefrom, whether or not such breach shall, in fact, cause or result in the delay or cancellation of a Charter Flight.

ARTICLE 9.  LIABILITY

9.1 CHARTERER'S RESPONSIBILITY TO ITS PASSENGERS. Charterer acknowledges that it shall solely be responsible to its passengers for furnishing all services, not required to be performed by Hawaiian; as set forth in the Charterer's charter prospectus and solicitation material distributed in connection with said Charter Flights. Charterer agrees to hold Hawaiian free and harmless from and to defend Hawaiian and keep Hawaiian indemnified against any and all claims, actions, or demands brought or asserted against Hawaiian, including any legal fees and expenses incurred in the defense of such claims, arising out of any act or omission of the Charterer, its agents, servants or employees.

9.2 PASSENGER AND CONSIGNEE LIABILITY OF HAWAIIAN. Hawaiian's liability to each passenger and/or consignee on all international flights is limited as follows: The rules and limitations relating to liability established by the Convention for the Unification of Certain Rules Relating to International Carriage by Air shall to the extent such Convention is applicable, apply to the Charter Flight(s) hereunder. For passengers on a journey to, from, or with an agreed stopping place in the United States of America, the Convention and special contracts for carriage provide that the liability of Hawaiian and certain other carrier parties to such special contracts for death of or personal injury to passengers, is limited in most cases to proven damages not to exceed _______________ per passenger and that this liability up to such limit shall not depend on negligence on the part of Hawaiian. This limit of liability is inclusive of legal fees and any costs, except that in case of a claim brought in a State where provision is made for a separate award of legal fees and costs, the limit shall be ________________, exclusive of legal fees and costs.

9.3 BAGGAGE LIABILITY; LIMITATIONS OF LIABILITY; EXCLUSIONS FROM LIABILITY; DECLARATION OF HIGHER VALUE. The Terms of Contract of Carriage, which govern baggage liability and exclusions, are attached hereto as Exhibit "A" and made a part hereof.

PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 9

       Hawaiian shall not be liable for delivery by surface transportation of checked baggage, at the passenger's point of destination where the baggage is not presented by the passenger at least twenty-five (25) minutes prior to the scheduled departure time of the flight on which the passenger is transported or where the passenger is transported on a flight on which the passenger did not hold a confirmed reservation and the passenger's luggage did not accompany the passenger on such flight.

9.4 CONTRACT OF CARRIAGE. Charterer's passengers may inspect the full text of the terms of Contract of Carriage at any of Hawaiian's airport or city ticket offices, or via the Internet at www.hawaiianair.com. Additionally, a free copy may be requested by writing to Hawaiian Airlines, Inc., P.O. Box 30008, Honolulu, Hawaii 96820.

9.5 NOTIFICATION. The passengers must notify the agent of Hawaiian at baggage check-in of the existence of (1) fragile, (2) perishable items, (3) live animals or (4) hazardous material ("Special Items") acceptable for air transportation in checked or unchecked baggage so that Hawaiian may examine said items to ensure that they are properly packed or prepared for air travel, and meets Hawaiian's guidelines. Charterer agrees, if the charter includes transportation to Hawaii, to advise all passengers that carriage of live animals must meet Hawaiian's guidelines. If Hawaiian determines that items are not properly prepared, Hawaiian will afford the passenger the choice of
       (1) repacking or preparing the items according to Hawaiian's specifications; or (2) signing a release eliminating Hawaiian from all liability of loss or damage. If the passenger refuses either option, Hawaiian may refuse carriage of the Special Items.

9.6 CONSEQUENTIAL DAMAGES. Under no circumstances shall Hawaiian be liable for consequential damages whether in contract, strict liability, or negligence.


9.7 INSURANCE. At all times during the term of this Agreement, each Party shall, at its sole cost and expense, carry and maintain in full force and effect:

       a.   With respect to insurance carried and maintained by Hawaiian:

            Comprehensive Airline Liability Insurance in an amount not less than _______________ combined single limit bodily injury (including Passengers) and property damage liability each occurrence.

       b.   With respect to insurance carried and maintained by Charterer:

            Comprehensive General Liability Insurance in an amount not less than _______________ combined single limit bodily injury and property damage liability each occurrence.

9.8 CERTIFICATES OF INSURANCE. On or before the effective date of this Agreement, and as a condition to the effectiveness of this Agreement, each Party shall provide the other Party with certificates of insurance evidencing the coverage required in this Agreement. The certificates shall indicate that the above coverage shall not be canceled or materially altered without thirty (30) days prior written notice by the insurers to the other Party. Hawaiian's certificate shall name Charterer as an additional insured.

9.9 INDEMNIFICATION. Hawaiian shall indemnify and hold harmless Charterer (including, without limitation, Charterer's officers, directors, employees, servants and agents) for, from and against all damages and claims for damages, demands, liabilities, actions, losses, costs, suits, recoveries, judgments or executions (including, without limitation, reasonable costs of investigation, litigation costs, court costs, expert witness fees, litigation support services, settlement costs and reasonable attorneys' fees), damages or injury to persons or property including, without limitation, injury resulting in death, however caused, arising from or relating

PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 10


       to Hawaiian's performance of its obligations under this Agreement. Charterer shall indemnify and hold harmless Hawaiian (including, without limitation, Hawaiian's officers, directors, employees, servants and agents) for, from and against all damages and claims for damages, demands, liabilities, actions, losses, costs, suits, recoveries, judgments or executions (including, without limitation, reasonable costs of investigation, litigation costs, court costs, expert witness fees, litigation support services, settlement costs and reasonable attorneys' fees), damages or injury to persons or property including, without limitation, injury resulting in death, however caused, arising from or relating to Charterer's performance of its obligations under this Agreement.

ARTICLE 10.  CANCELLATION CHARGES

10.1 CANCELLATION FEES. In the event that after the Agreement has been signed by the Charterer and by Hawaiian, and:

       a. The Agreement is voluntarily canceled at the request of the Charterer; or

       b. The Charter Agreement is canceled by Hawaiian due to the Charterer's being ineligible for charter transportation under the provisions of applicable governmental regulations; or

       c. The Charter Agreement is canceled by Hawaiian due to the Charterer's failure to make payment as prescribed herein or in Attachment A; or

       d. Hawaiian cancels all future Charter Flights under all Charter Agreements with the Charterer due to the Charterer's failure to pay all cancellation charges due within fourteen (14) days of the cancellation of a Charter Agreement, or any portion thereof;

       then the cancellation charge will be assessed to Charterer, as liquidated damages, and not as a penalty when the cancellation occurs:


WHEN THE FLIGHT IS CANCELED:              THE CANCELLATION CHARGE
                                          WILL BE:

 At least sixty-one (61) days but not    A cancellation fee of ___ of charter
 more than one hundred twenty (120)      price per segment plus any additional
 days before a Charter Flight is to      ferrying charges.
 depart from point of origin.

 At least thirty-one (31) days but not   A cancellation fee of ___ of charter
 more than sixty (60) days before a      price per segment plus any additional
 Charter Flight is to depart from point  ferrying charges.
 of origin.

 At least fifteen (15) days but not      A cancellation fee of ___ of charter
 more than thirty (30) days before a     price per segment plus any additional
 Charter Flight is to depart from point  ferrying charges.
 of origin.

 Fourteen (14) days or less before a     A cancellation fee of ___ of charter
 Charter Flight is to depart from point  price per segment plus any additional
 of origin.                              ferrying charges.


10.2 ATTORNEY'S FEES. If Charterer fails to pay cancellation charge, or any other amount due under this Agreement, and Hawaiian refers the matter for collection to an attorney, Charterer will pay a reasonable attorney's fee not to exceed thirty percent (30%) of the amount payable or

PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 11

       such lesser attorney's fee, if any, as may be legally permitted plus costs associated with any such collection. If Hawaiian fails to pay any amount due under this Agreement, and Charterer refers the matter for collection to an attorney, Hawaiian will pay a reasonable attorney's fee not to exceed thirty percent (30%) of the amount payable or such lesser attorney's fee, if any, as may be legally permitted plus costs associated with any such collection.

10.3 RIGHT OF CANCELLATION. Either Party may cancel this Agreement without penalty upon one hundred and twenty (120) days' advance written notice to the other Party.

10.4 PRIVILEGED LICENSE. Both Parties acknowledge that each Party conducts a business that is subject to, and exists because of, privileged licenses issued by governmental authorities. Each Party therefore agrees that, in the event that one Party shall determine, in its reasonable judgment
       (i) that the other Party is, or might be, engaged in, or about to be engaged in, any activity or activities that jeopardizes, or could jeopardize, its business licenses, or (ii) that the existence of this Agreement jeopardizes or may jeopardize, its business or such licenses, such Party shall have the right, upon notice to the other Party, immediately to terminate this Agreement, at which time the Agreement shall cease and terminate and be of no further force and effect; provided, however, that the indemnity and insurance provisions of this Agreement shall survive any such termination.

ARTICLE 11.  DEPARTURE TAXES

11.1   DOMESTIC TAXES.  Refer to Article 3, Section 6.

ARTICLE 12.  GOVERNMENT APPROVALS

Hawaiian will, as expeditiously as possible, apply for all necessary foreign and U.S. approvals to operate the Charter Flights. Charterer will render all assistance in obtaining such approval as requested by Hawaiian. In the event that the approval is not rendered the flights are canceled without penalty to Hawaiian.

ARTICLE 13. USE OF HAWAIIAN'S NAME AND/OR LOGO.

13.1 Hawaiian grants Charterer a non-exclusive, non-transferable, limited license to use Hawaiian's trademarks, servicemarks and trade names, but solely in connection with the terms and obligations of this Agreement.

13.2 Charterer shall be required to execute the "Limited Use of Hawaiian's Name and/or Logo" form ("Logo Use Form") attached hereto as Exhibit "B" prior to Hawaiian providing Charterer with Hawaiian's logo in camera-ready format.

13.3 If Charterer desires to provide Hawaiian's logo to any third party vendor to reproduce Hawaiian's logo ("Third Party Vendors"), the Third Party Vendors shall be required to execute the Logo Use Form attached hereto as Exhibit "B" prior to Charterer providing the Third Party Vendor with Hawaiian's logo. Failure to timely provide Hawaiian with the executed Logo Use Form by the Third Party Vendors shall be construed as a material breach of this Agreement. Charterer shall inform Hawaiian's Marketing Department with list of Third Party Vendors who possess Hawaiian's logo for reproduction and who have properly executed the Logo Use Form.

13.4 Failure of Charterer to provide Hawaiian with the executed Logo Use Form by the Third Party Vendors shall be construed as a material breach of this Agreement, if Charterer executes the Logo Use Form.

13.5 Each Party shall have the right to review and approve or disapprove, prior to printing, the portion of any and all artwork generated by the other Party (or at its direction or

PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 12

       authorization) that references this Agreement or uses any trademark, servicemark or trade name of the other Party. The generating Party shall provide the printed materials to the other Party in a timely manner and the other Party shall review and approve or disapprove such materials in writing within ten (10) working days.

13.6. Each Party shall have the right to review and approve or disapprove, prior to release, all press and/or news releases generated by the other Party (or at its direction or authorization) that reference this Agreement. Such Party shall provide the printed materials to the other Party in a timely manner and the other Party shall review and approve or disapprove such materials in writing within ten (10) working days.

ARTICLE 14.  GENERAL CONDITIONS

14.1 CHARTERER AS AGENT. This Agreement is entered into by both Parties on their own behalf. The individual consignors, consignees or passengers shall not have the right to claim any refund of the Charter Price or portions thereof from Hawaiian except as may be specifically provided for in writing and signed by Hawaiian, or as may be required by law or regulation.

14.2 GOVERNMENTAL REGULATION. This Agreement is subject to (i) the provisions of the Federal Aviation Act of 1958, as amended; (ii) the terms, conditions, limitations, rules and regulations set forth in applicable governmental or other approvals as may be required.

14.3 APPLICABLE STATUTES. This Agreement shall be governed by and construed in accordance with the laws of the State of Hawaii. Any term or provision of this Agreement which now or hereafter is declared contrary to any law, order, ordinance, requirement ruling or regulation of any governmental authority, whether federal, state or local, whether now in force or enacted or promulgated in the future, or which is otherwise invalid, shall be deemed stricken from this Agreement without impairing the validity of the remainder of this Agreement. Any action against Hawaiian must be commenced in a court of competent jurisdiction in the County of Honolulu, State of Hawaii. If any provision of this Agreement is rendered inoperative or illegal by operation of law or otherwise, the other provisions contained herein shall remain in full force and effect, and in such cases the principle of severability shall govern.

14.4 WRITTEN AGREEMENT. This Agreement supersedes all prior agreements, if any between the Parties with respect to the same subject matter, and fully sets forth the understanding of the Parties. Any change or amendment to this Agreement shall be in writing signed by authorized officials of both Hawaiian and the Charterer.

14.5 STRICT PERFORMANCE. "On Time" is defined as the aircraft pushing back from the gate no later than _________________ after the scheduled departure time. If during a calendar month, less than _________________ of the flights depart on time, Hawaiian shall refund to Charterer a sum calculated by multiplying _____ times the number of one way passengers carried on the delayed flights only during that month. This calculation shall be made within fifteen (15) days of the end of each month and shall be paid within fifteen (15) days of receipt of the invoice from Charterer.

       Mechanical failures, breakdowns, force majeure causes and delays caused or requested by Charterer will not count as a delayed flight for the purpose of this paragraph. Any flight delayed because of a previous flight delay (same aircraft) caused by mechanical failures or breakdowns or force majeure shall not be counted as a delayed flight.

14.6 TITLES AND HEADINGS. The titles and headings of this Agreement are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction or interpretation hereof.

PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 13


14.7 GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

14.8 BANKRUPTCY. In the event either Party shall (i) file a voluntary petition in bankruptcy, (ii) make an assignment for the benefit of creditors of all or substantially all of its assets, or (iii) fail to secure dismissal of an involuntary petition or bankruptcy filed against it within sixty (60) days after the filing thereof, then upon the occurrence of any of the said events, the other Party may immediately terminate this Agreement.

14.9 TERMINATION FOR CAUSE. If either Party shall have committed a material breach of this Agreement or shall default in any material aspect of its obligations under this Agreement and such breach or default is not cured within fifteen (15) days of written notice thereof by the other Party, such other Party may, in addition to any other remedies it may have, immediately terminate this Agreement. All obligations incurred by the Parties prior to the effective date of the termination will be settled in accordance with the terms of this Agreement. Termination for cause shall not include events covered by Article 14.13.

14.10 In the event of any action or proceeding to compel compliance with, or with respect to any breach of, the Agreement, the prevailing Party shall be entitled to recover all reasonable costs and reasonable expenses of such action or proceeding including, without limitation, its reasonable attorneys' fees and costs incurred in connection therewith regardless of whether any formal legal action is commenced or whether such fees and costs are incurred at or in connection with trial or appellate proceedings.

14.11 CONFIDENTIALITY. Except in any proceeding to enforce the provisions of this Agreement or as may be required by law, both Parties, and their employees, officers, directors and agents shall not publicize or disclose to any third party any of the terms or conditions of this Agreement without the prior written consent of the other. If either Party or any one of its employees, officers, directors or agents is served with a subpoena or other process requiring production or disclosure of this Agreement or any of its terms or conditions, then the person or entity receiving such a subpoena or other process, before complying with such subpoena or other process, shall immediately notify the other of same and permit the other a reasonable period of time (taking into account the terms of the subpoena or other process) to intervene and to contest disclosure or production.

14.12 INDEPENDENT CONTRACTOR. The relationship between Hawaiian and Charterer shall be that of independent contractor for all purposes, and in no event shall persons employed by either Party be held or construed to be employees of the other Party. All persons performing work hereunder and the manner and details of performance thereof, shall be under the exclusive control of their respective employers, and their respective employers shall have the sole right and responsibility for the direct supervision of its personnel through its designated representative.

       Each Party shall be responsible for any and all liability to its own employees on account of injury or death resulting therefrom, sustained in the course of their employment. Each Party with respect to its own employees accepts full and exclusive liability for payment of all workers' compensation and employer's liability insurance premiums with respect to such employees, and for the payment of all State, Federal, county and municipal taxes, contributions or other payments for unemployment compensation or old age benefits, pensions or annuities now or hereafter imposed upon employers by any government or agency thereof having jurisdiction in respect of such employees measured by the wages, salaries, compensation or other remuneration paid to such employees, and agrees to make such payments and to make and file all reports and returns and to do everything necessary to comply with the laws imposing such taxes, contributions or payments.

PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 14

14.13  FORCE MAJEURE

       a. Neither Party shall be liable for failure to perform under this agreement when such failure is caused by accidents, strikes, lockouts, or other labor disturbances or labor disputes of any character or any other similar cause beyond its reasonable control.

       b. Neither Party shall have responsibility for any delay, cancellation or prevention of the completion of any obligation on its part to be performed, including, but not limited to, any flight covered by this Agreement, resulting from any seizure under local process, sanction, quarantine restriction, act of governmental authority, strike, work stoppage, labor dispute, war or hazard incident to a state of war, fire, act of God or nature (including without limitation floods, earthquakes, hurricanes or weather conditions), mechanical difficulties, prior or civil commotion, or any other act, matter or thing, whether or not of a similar nature, beyond the control of either Party.

14.14 ASSIGNMENT; SUBCONTRACTOR. All covenants and agreements herein contained shall be extended to and be binding upon the successors and assigns of each Party; provided, however, that neither Party shall assign its interest in and to this Agreement or its duties and obligations under this Agreement in whole or in part or assign, pledge or otherwise transfer the right to receive any monies to become due under this Agreement except with the non-assigning Party's prior written consent which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Hawaiian may subcontract with providers of goods and services necessary to allow Hawaiian to fulfill its obligations under this Agreement; provided, however, that in no event shall Hawaiian subcontract with another provider of air service to provide the actual Charter Flights without the prior consent of Charterer.

14.15 NOTICES. All notices and other communications between the Parties provided for or permitted hereunder shall be in writing and delivered or mailed by registered or certified mail, return receipt requested, overnight mail, or by telex or cable with confirmed delivery, or via facsimile.

       If to Charterer:       Hawaiian Vacations, Inc.
                              Attn:  John T. Hardwick, President
                              1010 West Northern Lights Blvd.
                              Anchorage, AK  99503
                              Telephone:          _____________
                              Facsimile:          _____________

       If to Hawaiian:        Charter Sales
                              Hawaiian, Inc.
                              P.O. Box 30008
                              Honolulu, HI  96820-0008
                              Telephone:          _____________
                              Facsimile:          _____________

       with copies to:        Vice President and General Counsel
                              Hawaiian, Inc.
                              P.O. Box 30008
                              Honolulu, HI  96820-0008
                              Telephone:          _____________
                              Facsimile:          _____________

14.16 SEVERABILITY. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or

PASSENGER AIRCRAFT CHARTER AGREEMENT
HAWAIIAN VACATIONS, INC.
Page 15

       provisions would result in such a material change as to cause the agreements contemplated herein to be unreasonable.

14.17 EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement. Any such counterpart signature pages may be attached to the body of one Agreement to form a complete integrated whole.

14.18 ENTIRE AGREEMENT; AMENDMENTS; WAIVER. This Agreement constitutes the full and complete agreement of the Parties and supersedes any other agreement, understanding or representation, whether verbal or in writing by or between the Parties. Any changes, amendments or other modifications to this Agreement shall be in writing and executed by both Parties hereto. The failure of any Party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way affect to validity of this Agreement or any part hereof or the right of such Party thereafter to enforce each and every provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other subsequent breach.

ARTICLE 15.  REPRESENTATIONS AND WARRANTIES

15.1 Each Party represents that (a) it is fully experienced, properly qualified and, where appropriate, licensed as necessary to provide the services specified in this Agreement; (b) it is knowledgeable and experienced in operating the equipment to be utilized in performing its obligations under this Agreement; and iii) is in good standing in the state of its incorporation.

15.2 Each Party represents that it is duly organized and validly existing under the laws of the jurisdiction in which it was formed, and that it has obtained all licenses, permits or approvals of any governmental authority necessary or appropriate to perform the obligations under this Agreement.
/
/
/
/
/
/
/
/
       IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.


HAWAIIAN AIRLINES, INC.                 HAWAIIAN VACATIONS, INC.
a Hawaii corporation                         an Alaska corporation


By  /S/______________________________      By  /S/____________________________
       Glenn G. Taniguchi                         John T. Hardwick
       Its Vice President                         Its President
       Reservations & Schedule Planning


By  /S/ ____________________________
       Clarence K. Lyman
       Its Vice President-Finance

                                                                    ATTACHMENT A

--------------------------------------------------------------------------------

                      PASSENGER AIRCRAFT CHARTER AGREEMENT

--------------------------------------------------------------------------------

                             HAWAIIAN AIRLINES, INC.
                                 P. O. BOX 30008
                             HONOLULU, HAWAII 96820

     This Agreement is made between HAWAIIAN AIRLINES, INC. ("HAWAIIAN") and CHARTERER designated below. It is mutually agreed that, subject to HAWAIIAN receiving necessary regulatory approval, and to the provisions below and the terms and conditions hereof, CHARTERER shall purchase from HAWAIIAN and HAWAIIAN shall furnish to CHARTERER charter air transportation as described herein:

---------------------------------- ------------------------- -------------------------- -------------------------
         CONTRACT NUMBER                 CHARTER TYPE              AIRCRAFT TYPE             DATE OF ISSUE
---------------------------------- ------------------------- -------------------------- -------------------------
                                            Public                     DC-10                    11/9/97
---------------------------------- ------------------------- -------------------------- -------------------------

Name and address of CHARTERER:             HAWAIIAN VACATIONS, INC.
                                           1010 West Northern Lights Blvd.
                                           Anchorage, AK  99503
                                           Contact:  John T. Hardwick, President

-------------------------------------- ------------------------------------------------ ----------------------------
     Passenger Seats Available:                 Baggage Allowance/Passenger:                 Fuel Base Prices:
-------------------------------------- ------------------------------------------------ ----------------------------
         300                           2 checked bags with maximum linear dimension              ________
                                       of 62", with a maximum weight of 70 lbs. per
30 seats in first class                piece; 2 carry on bags with maximum linear              (Into Plane)
                                       dimensions 41".
270 seats in coach class
-------------------------------------- ------------------------------------------------ ----------------------------

CHARTER ROUTING:              HNL-ANC-HNL

CHARTER PERIOD:               February 1, 1998 through April 30, 1999

TOTAL ROUNDTRIPS:             151

GUARANTEED ROUNDTRIPS:        Charterer guarantees all flights before February
                              1, 1999 in this schedule, unless this Agreement is canceled by either Party as provided for in this Agreement.

I.       COMMITTED FLIGHT SCHEDULE

                                                                ROUNDTRIP ORIGINATES
   -------------------- -------------------------- ------------ -------------------------------------- -------------
                                                       DEP                DEPARTURE PERIOD                TRIPS
       FLIGHT NO.                 ROUTE                HNL
   -------------------- -------------------------- ------------ -------------------------------------- -------------
           938                   HNL-ANC              TUES                02/03/98-04/27/99
   -------------------- -------------------------- ------------ -------------------------------------- -------------
           938                   HNL-ANC               THU                11/19/98-4/23/99
   -------------------- -------------------------- ------------ -------------------------------------- -------------
           938                   HNL-ANC               FRI                02/06/98-04/30/99
   -------------------- -------------------------- ------------ -------------------------------------- -------------
   -------------------- -------------------------- ------------ -------------------------------------- -------------
           939                   ANCHNL                WED                02/04/98-04/28/99
   -------------------- -------------------------- ------------ -------------------------------------- -------------
   -------------------- -------------------------- ------------ -------------------------------------- -------------
           939                   ANC-HNL               FRI                11/20/98-04/23/99
   -------------------- -------------------------- ------------ -------------------------------------- -------------
           939                   ANC-HNL               SAT                02/07/98-05/01/99
   -------------------- -------------------------- ------------ -------------------------------------- -------------

II.      OPERATIONAL TIMES

         OPERATIONAL SCHEDULE

         ---------------- -------------------------------------- -------------------------- -------------------------
                                                                      DEPARTURE TIME
              ROUTE               ROUNDTRIP ORIGINATES                                            ARRIVAL TIME
         ---------------- -------------------------------------- -------------------------- -------------------------
             HNL-ANC                02/03/98-04/04/98                   11:55 p.m.               6:40 a.m. + 1
         ---------------- -------------------------------------- -------------------------- -------------------------
             HNL-ANC                04/05/98-10/24/98                   10:55 p.m.               6:40 a.m. + 1
         ---------------- -------------------------------------- -------------------------- -------------------------
             HNL-ANC                10/25/98-04/03/99                   11:55 p.m.               6:40 a.m. + 1
         ---------------- -------------------------------------- -------------------------- -------------------------
             HNL-ANC                04/04/99-04/27/99                   10:55 p.m.               6:40 a.m. + 1
         ---------------- -------------------------------------- --------------------------- ------------------------
         ---------------- -------------------------------------- --------------------------- ------------------------
             ANC-HNL                02/04/98-04/04/98                    8:35 a.m.                 1:15 p.m.
         ---------------- -------------------------------------- -------------------------- -------------------------
             ANC-HNL                04/05/98-10/24/98                    8:35 a.m.                 12:15 p.m.
         ---------------- -------------------------------------- -------------------------- -------------------------
             ANC-HNL                10/25/98-04/03/99                    8:35 a.m.                 1:15 p.m.
         ---------------- -------------------------------------- -------------------------- -------------------------
             ANC-HNL                04/04/98-04/28/99                    8:35 a.m.                 12:15 p.m.
         ---------------- -------------------------------------- -------------------------- -------------------------

III.     CHARTER COST

        --------------------------- ----------------------- ------------------- ------------ -----------------------
                                                                ROUNDTRIP          ROUND
                  PERIOD                    ROUTE               LIVE COST          TRIPS             TOTAL
        --------------------------- ----------------------- ------------------- ----------- -----------------------
        02/03/98-05/01/99                HNL-ANC-HNL
        --------------------------- ----------------------- ------------------- ------------ -----------------------

         An additional charge or add-on of _____ plus applicable tax per passenger round-trip will be charged to Charterer for passengers traveling between Anchorage and an outer island without a stopover in Honolulu.

         For passengers traveling between the islands, except as noted above, the segment one way charge to Charterer will be _____ plus applicable tax.

         As of October 13, 1997, the current applicable tax rate due on through fares (direct connections without stopover) is the federal city pair tax rate of .0044% of the applicable through fare, plus the $6 US international departure tax in each direction per passenger plus $1 per person per segment. The 9% domestic transportation tax is applicable on additional interisland flight segments, including add-on fares due to stopover or additional interisland segments. Charterer agrees to utilize Hawaiian for approximately ninety percent (90%) of all interisland passenger travel.

         Payment of the foregoing taxes and/or fees, when imposed, will be the responsibility of Charterer and Charterer will remit such payments directly to the governmental authority.

IV.      PAYMENT SCHEDULE

         PAYMENTS FOR ROTATIONS ARE DUE FIFTEEN (15) DAYS PRIOR TO ORIGINATING DEPARTURE OF FIRST ROTATION OF THE WEEK, FOR A TOTAL OF THREE (3) ROTATIONS FROM 02/03/98 THROUGH 03/19/98 AND 12/17/98 THROUGH 03/18/99,
         AND THEN A TOTAL OF TWO (2) ROTATIONS FROM 03/20/98 THROUGH 12/15/98 AND 03/19/99 THROUGH 04/27/99, AND ARE DUE AS FOLLOWS:

         ------------------------------------ ----------------------------------- ----------------------------------
                    PAYMENT DATE(1)                         AMOUNT                             PERIOD
         ------------------------------------ ----------------------------------- ----------------------------------
                       MONDAY                                                             01/19/98-03/02/98
                       MONDAY                                                             03/09/98-11/23/98
                       MONDAY                                                             11/30/98-03/01/99
                       MONDAY                                                             03/08/99-04/05/99
                       MONDAY                                                             04/12/99-04/12/99
         ------------------------------------ ----------------------------------- ----------------------------------

      (1) Payments are due fifteen (15) days prior to originating departure of first rotation of the week. Upon contract execution, all rotations within fifteen (15) days must be paid immediately.

V.       SECURITY

         NO LATER THAN JANUARY 26, 1998, CHARTERER WILL DELIVER TO HAWAIIAN, A LETTER OF CREDIT IN THE AMOUNT OF ______________________________, WITH TERMS SATISFACTORY TO HAWAIIAN.

VI.      TERM OF AGREEMENT, RENEWAL AND RIGHT OF CANCELLATION

         (1) The price established herein shall be effective for the period February 1, 1998 to April 30, 1999. The Parties agree to negotiate in good faith to establish the price for the second year, May 1, 1999 to April 30, 2000. Negotiations shall commence no later than September 1, 1998.

         (2) If an agreement cannot be reached on a new price by December 1, 1998, the contract will terminate, upon one hundred twenty
                  (120) days' advance written notice from either Party unless otherwise agreed, in writing, by both Parties.

VII.     GENERAL TERMS

         (1) Meals will be provided at appropriate times as part of the contract price. Except as set forth in this Agreement, movie headsets, alcoholic beverages and all "Duty Free" sales will be for the account of Hawaiian.

         (2) Hawaiian reserves the exclusive right to sell and carry cargo on these flights. It is further agreed that all cargo will be boarded only if Charterer does not use all of the chartered space for its passengers baggage, including excess baggage. Pursuant to paragraph 4.13, all excess baggage will have a higher boarding priority than any freight sold by Hawaiian.

         (3) ANC-HNL: Excess baggage charges collected by Hawaiian in Anchorage will be forwarded to Charterer's airport supervisor within one (1) hour of each departure..

                  HNL-ANC: Hawaiian will reduce Charterer's payment per rotation by ___________ for any excess baggage charges collected by Hawaiian.

         FAILURE TO COMPLY WITH THE REQUIREMENTS LISTED ABOVE WILL RESULT IN THE CANCELLATION OF THIS AGREEMENT AND ALL TERMS, CONDITIONS AND PROVISIONS PERTAINING TO THIS AGREEMENT WILL BE CONSIDERED NULL AND VOID.

HAWAIIAN AIRLINES, INC.                        HAWAIIAN VACATIONS, INC.
a Hawaii corporation                           an Alaska corporation,


By                                             By
  ------------------------------------------     -------------------------------
      Glenn G. Taniguchi                               Its
      Its Vice President
      Reservations & Schedule Planning



By
  ------------------------------------------
      Clarence K. Lyman
      Its Vice President-Finance

                                    EXHIBIT A

                                TERMS OF CARRIAGE


                                   (Attached)

                                    EXHIBIT B

                                     [LOGO]

               LIMITED USE OF HAWAIIAN AIRLINE'S NAME AND/OR LOGO

Hawaiian Airlines, Inc., a Hawaii corporation ("Hawaiian") grants :

_________________________________, ("Contractor" or "Vendor")

         - Non-exclusive     - Non-transferable      - Limited license

to use Hawaiian's trademarks, servicemarks and trade names, but solely in connection with these agreed upon terms and obligations. Hawaiian Airlines' Marketing Department shall provide Contractor with the necessary artwork.

CONTRACTOR/VENDOR REQUIREMENTS FOR USEAGE OF HAWAIIAN'S ARTWORK AS FOLLOWS:
- Signed copy of this form must be forwarded prior to printing or production start to:

                   Senior Director of Marketing and Promotions
                                Hawaiian Airlines
                        P.O. Box 30008 Honolulu, HI 96820

- Hawaiian Airlines shall have the right to REVIEW AND APPROVE or disapprove artwork prior to production. Contractor shall provide the printed materials to Hawaiian in a timely manner and Hawaiian shall respond with approval or disapproval in a timely manner

- Two (2) samples of the finished product or ad must be provided to Hawaiian within seven (7) days of production.

- Contractor must return of the artwork (unless otherwise directed by Hawaiian Airlines) within seven (7) days of production.

- Upon completion of the production, contractor shall destroy any and all screens and/or films developed for this assignment, unless otherwise instructed by Hawaiian.

GOVERNING LAW AND DISPUTES. This agreement shall be governed by and construed in accordance with the laws of the State of Hawaii. Any dispute, controversy or claim arising out of or relating to this agreement, or the breach thereof, shall be settled by immediate binding arbitration in accordance with the Arbitration Rules then prevailing of the American Arbitration Association for Commercial Disputes. The Arbitrators shall interpret the agreement in accordance with the laws of the State of Hawaii and the arbitration shall take place in Honolulu, Hawaii. Judgment upon any arbitral award contemplated above may be entered in any court in the State of Hawaii having jurisdiction.

CONTRACTOR/VENDOR AGREES TO THE TERMS AND CONDITIONS STATED ABOVE:

By______________________________  Print Name: _______________________________
    (Authorized Signature)

________________________________              _______________________________
    (Title)                                            (Date)

Address: ____________________________________________________________________

Phone: ______________________________    Fax: _______________________________

Intended Usage of Hawaiian Airlines' artwork: _______________________________
_____________________________________________________________________________

                                    EXHIBIT C

The following are amenities/services that Hawaiian will provide to Charterer's customers for flight delays:

                            REDACTED IN ITS ENTIRETY.

DOMESTIC FARE RULES TARIFF BA-2
                                                             4th Revised Page 70

                                SECTION V BAGGAGE

RULE NO.
230            LIABILITY -- BAGGAGE

           A)     LIMITATIONS OF LIABILITY
                  Liability, if any, for the loss of, damage to, or the delay in the delivery of, any personal property, baggage (whether such property has been checked in or otherwise delivered into the custody of the carrier) shall not be more than USD 1,250.00 per passenger subject to certain exclusions set forth below unless the passenger elects to pay for higher liability as provided for in paragraph C) below. These limitations also apply to baggage or personal property accepted by HA for temporary storage at a city or airport ticket office or elsewhere before or after the passengers trip.
                  EXCEPTION 1:  When transportation is via HA, and one or more carriers with different limitations of
                                liability, and responsibility for loss, damage or delay in delivery of baggage cannot be determined, the lowest maximum liability will apply when the claim is filed with HA.
                  EXCEPTION 2:  The maximum liability for the loss, damage or delay in delivery of any assistive device (such as a wheelchair which is the property of the paying passenger) is limited to 200% of the normal baggage liability on any domestic segment of a domestic or international trip.

B.      EXCLUSIONS FROM LIABILITY
        1) HA shall not be liable for the loss, damage or delay in delivery of any property which is not acceptable for transportation in accordance with Hawaiian's Rules 190, 195 and 200, or for any other loss or damage of whatever nature resulting from any such loss or damage, or from the transportation of such property. This exclusion is applicable whether the nonacceptable property is included in the passengers checked baggage, with or without the knowledge of the carrier.
        2) HA shall not be liable for the loss, damage or delay in delivery of a passenger's cabin baggage.

                                                             8th Revised Page 71

                                SECTION V BAGGAGE

RULE NO.
230

        LIABILITY -- BAGGAGE

        EXCLUSIONS FROM LIABILITY (CONTINUED)
        3) HA assumes no liability for medicines including but not limited to vitamins, dietary supplements, over counter home remedies etc., orthotic devices (surgical supports), money, jewelry, camera equipment, kitchen appliances of any kind, or other valuable or fragile items, including but not limited to items listed below, whether contained in checked or unchecked baggage, with or without the knowledge of HA:
            A)  ARTISTIC ITEMS
                Sculptures; paintings or pictures, framed or unframed; and models. Sconces; decorative screens; items of decorator stones; marble, onyx and alabaster; vases; figurines; trophies; souvenirs; other decorator objects and curios, chess sets; drawings; statues; or other sculptures; paintings; picture albums; plastics; plaster of paris molds and casts; photographs; display models; antique furniture; fish tanks; terrariums; religious or ceremonial mats; artifacts.
            B)  CHINAWARE/CERAMICS/POTTERY (See also GLASS)
                Ceramics, pots, bowls, crockery, dishes, glasses, earthenware, and other containers or ornaments made of porcelain or clay hardened by heat.
            C)  ELECTRONIC AND MECHANICAL ITEMS
                Typewriters, sewing machines, watches, clocks, sensitive calibrated tools and instruments, televisions, radios (including citizen band), calculators, audio and video equipment, computers and/or parts thereof, cellular telephones and/or parts thereof, compact disc players, discs, and parts thereof, electronic microscopes, electographs, and electronic medical equipment that includes tubes and glass.
            D)  GARMENT BAGS
                Garment Bags and suit/dress covers of light, flimsy plastic or vinyl designed for carrying and not for shipping.
            E)  GLASS (See also CHINAWARE/CERAMICS/POTTERY)
                Glassware, crystal, mirrors, bottles and any liquids contained therein (excluding reasonable quantities or toiletries), telescopes, binoculars, barometers; prescription or non-prescription sunglasses, eyeglasses and contact lenses.
            F)  HOUSEHOLD ARTICLES
                Lamps, lamp shades, picture frames and furniture.
            G)  LIQUIDS
            H)  LIQUOR/CARTONS
                Liquor/cartons provided for hand carriage by duty-free shops.

                                                            3rd REVISED Page 71A

                                SECTION V BAGGAGE

RULE NO.
230

          LIABILITY   -- BAGGAGE

        EXCLUSIONS FROM LIABILITY (CONTINUED)

    I)  MUSICAL INSTRUMENTS AND EQUIPMENT
        Guitars, violins and violas, cello, organs, harps, drums, and other musical instruments and amplifiers or speakers used in conjunction with electronic instruments that are not protected or in carrying cases that are not sufficient to prevent damage during the course of normal baggage handling.
    J)  PAPER
        Business/personal documents, negotiable papers, securities, manuscripts, publications (including manuals and textbooks), mechanical drawings, blueprints, maps, charts, historical documents, and photographs.
        NOTE: All photographs referred to in this section include negatives, prints, portraits and slides.
    K)  PERISHABLE ITEMS
        (1) Floral and nursery stock such as flower, fruit and vegetable plants; cut flowers and foliage; floral displays; and bulbs.
        (2) Foodstuffs (fresh and frozen) such as fruits, vegetables, meat, fish cheese, poultry, and bakery products.
        (3) Medicines including but not limited to vitamins, dietary supplements, over counter home remedies etc.,
        (4) Plants and foliage such as branches and blossoms or flowers, fruits and vegetables.
    L)  PHOTOGRAPHIC/CINEMATOGRAPHIC EQUIPMENT
        Cameras, camera lenses, film (processed or unprocessed), photoflash equipment, photometers, spectroscope, phototubes, or other devices using sensitive tubes or plates.
    M)  PLASTICS (See also TOYS)
    N)  PRECISION ITEMS(See also ELECTRONIC AND MECHANICAL ITEMS)
        Microscopes, oscilloscopes, binoculars, meters, counters, polygraphs electrographs, medical equipment, watches, clocks, and other sensitive calibrated tools and equipment.
    O)  RECREATIONAL AND SPORTING GOODS
        Backpacks, sleeping bags, and knapsacks (and contents thereof) made of cloth, plastic, vinyl, or other easily torn material, and those that have aluminum frames, outside pickets, straps, buckles and other protruding parts.

                                                            2nd REVISED Page 71B

                                SECTION V BAGGAGE

RULE NO.
230

        LIABILITY   -- BAGGAGE

        EXCLUSIONS FROM LIABILITY(CONTINUED)

    P)     TOYS
           Dolls, stuffed animals, dollhouses, and model trains and airplanes.
    Q)     MISCELLANEOUS ITEMS
           Natural fur products, irreplaceable times, sample goods for resale, heirlooms, collectives, artifacts, precious metals/stones, silverware, cash. toolboxes and tools.
    R)     DENTURES AND RETAINERS
4. HA shall not be liable for damage to baggage which does not impair the ability of the baggage function, and specifically shall not be liable for damage arising from the normal wear and tear of baggage handling, including but not restricted to scratches, scuffs, punctures, or marks.
5. HA shall not be liable for loss or damage to articles which are strapped, fastened, or otherwise secured to other baggage being checked and which are not independently tagged and/or packaged. Such items include but are not restricted to, sleeping bags, luggage racks, luggage carriers and umbrellas.
6. HA shall not be liable for the loss, damage to, or delay in delivery of any property checked by a passenger traveling on a nonrevenue or reduced rate ticket, except for any assistive devices.
7. HA shall not be liable for the loss, damage or delay in delivery of any baggage accepted by another carrier for interline transfer to HA if the items are not acceptable for transportation as checked baggage by HA
8. The owner of a pet shall be responsible for compliance with all governmental regulations and restrictions, including furnishing valid health and rabies vaccination certificates when required. HA shall not be liable for the loss or expense due to the passenger's failure to comply with this provision, and HA shall not be responsible if any pet is refused passage through any county, state or territory.
C)      DECLARATION OF HIGHER VALUE
        1. A passenger may, when checking in for a flight and presenting property for transportation, pan an additional charge for each carrier on which the property is to be transported and declare a value higher than the maximum amounts specified in paragraph A) above and up to the maximum specified below, in which event, HA's liability shall not exceed the higher declared value.
        2. Any declared value shall not apply to items listed in paragraph B, "Exclusions from Liability" above or similar valuables when such valuables are included in baggage checked or otherwise delivered into the custody of HA.

                                                            1st REVISED Page 71C

                                SECTION V BAGGAGE

RULE NO.
230

        LIABILITY   -- BAGGAGE

        DECLARATION OF HIGHER VALUE CONTINUED)

3.      HA's excess valuation may be purchased at the rate of USD 1.00 per USD
        100.00 of declared value. The declared value is not to exceed USD 2,500.00.
4.      "Declaration of Higher Value" does not apply to live animals.

                                                            1ST REVSIED Page 71D

                            INTENTIONALLY LEFT BLANK